UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2026

DICK’S SPORTING GOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31463	16-1241537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 22, 2026, DICK’S Sporting Goods, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC, acting for themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $1,000,000,000 aggregate principal amount of its senior notes, consisting of $400,000,000 aggregate principal amount of its 6.200% senior notes due 2036 (the “2036 Notes”) and $600,000,000 aggregate principal amount of its 6.900% senior notes due 2056 (the “2056 Notes” and together with the 2036 Notes, the “Notes”).

The Notes were registered under the Securities Act of 1933, as amended (the “Act”), pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-299029) (the “Registration Statement”), dated September 21, 2026. On September 23, 2026, the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”), containing the final terms of the Notes pursuant to Rule 424(b)(2) of the Act. The Notes were sold pursuant to the Underwriting Agreement and were issued pursuant to the Prospectus Supplement. The Notes are governed by the Indenture, dated January 14, 2022 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated September 25, 2026 (the “Supplemental Indenture”), between the Company and the Trustee.

The 2036 Notes will mature on September 25, 2036 and the 2056 Notes will mature on September 25, 2056. The Notes are unsecured, unsubordinated obligations of the Company and will rank equally in right of payment with all of the Company’s existing and future unsecured, unsubordinated indebtedness, liabilities and other obligations. The Notes will not be guaranteed by any of the Company’s subsidiaries and will therefore be structurally subordinated to the indebtedness and other liabilities of the Company’s subsidiaries.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include but are not limited to financing the Company’s operations, repayment of debt, repurchases of shares of the Company’s common stock and future business acquisitions.

Please refer to the Prospectus Supplement dated September 22, 2026 for additional information regarding the Notes offering and the material terms and conditions of the Notes. The foregoing summary of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of (i) the Underwriting Agreement attached hereto as Exhibit 1.1; (ii) the Base Indenture, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 14, 2022, a copy of which is attached hereto as Exhibit 4.1; (iii) the Supplemental Indenture attached hereto as Exhibit 4.2; and (iv) the forms of Notes attached hereto as Exhibits 4.3 through 4.4, inclusive, each of which are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated September 22, 2026, by and among DICK’S Sporting Goods, Inc. and BofA Securities, Inc., PNC Capital Markets LLC and Wells Fargo Securities, LLC (acting for themselves and as representatives of the several underwriters named therein).

4.1
Indenture, dated January 14, 2022, between DICK’S Sporting Goods, Inc. and U.S. Bank Trust Company, National Association, as trustee (as successor in interest to U.S. Bank National Association) (incorporated by reference to Exhibit 4.1 to DICK’S Sporting Good’s Inc. Current Report on Form 8-K (File No. 001-31463) filed with the SEC on January 14, 2022).

4.2	Third Supplemental Indenture, dated September 25, 2026, between DICK’S Sporting Goods, Inc. and U.S. Bank Trust Company, National Association.

4.3	Form of 6.200% Note due 2036 (included in Exhibit 4.2 to this Current Report on Form 8-K).

4.4	Form of 6.900% Note due 2056 (included in Exhibit 4.2 to this Current Report on Form 8-K).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz, dated September 25, 2026, with respect to the Notes.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1 to this Current Report on Form 8-K).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: September 25, 2026	By:	/s/ Navdeep Gupta
	Name:	Navdeep Gupta
	Title:	Executive Vice President,
Chief Financial Officer